UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 7, 2007

KMG America Corporation

(Exact Name of Registrant as Specified in Charter)

Virginia	1-32377	20-1377270
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12600 Whitewater Drive, Suite 150
Minnetonka, Minnesota		55343
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 930-4800

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On September 7, 2007, KMG America Corporation (“KMG”) and Humana Inc. (“Humana”) issued a joint press release (the “Press Release”) announcing the execution of the Agreement and Plan of Merger, dated September 7, 2007 (the “Merger Agreement”), by and among KMG, Humana and HUM VM, Inc. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Also attached hereto are the following materials relating to the Merger Agreement, which materials may be used from time to time on or after September 7, 2007: a letter to KMG America distributors (the “Letter”), a distributor Q&A (the “Q&A”), an announcement to KMG associates (the “Announcement”) and a KMG Internet website discussion (“Our Story”). Copies of the Letter, the Q&A, the Announcement and Our Story are attached hereto as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, and are incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.

99.1     Joint press release, issued by KMG America Corporation and Humana Inc. on September 7, 2007, announcing the execution of the Agreement and Plan of Merger, dated September 7, 2007, by and among KMG America Corporation, Humana Inc. and HUM VM, Inc.

99.2     Letter to distributors, used by KMG America Corporation, from time to time on or after September 7, 2007, relating to the execution of the Agreement and Plan of Merger, dated September 7, 2007, by and among KMG America Corporation, Humana Inc. and HUM VM, Inc.

99.3     Distributor Q&A, used by KMG America Corporation, from time to time on or after September 7, 2007, relating to the execution of the Agreement and Plan of Merger, dated September 7, 2007, by and among KMG America Corporation, Humana Inc. and HUM VM, Inc.

99.4     Announcement to associates, used by KMG America Corporation, from time to time on or after September 7, 2007, relating to the execution of the Agreement and Plan of Merger, dated September 7, 2007, by and among KMG America Corporation, Humana Inc. and HUM VM, Inc.

99.5     Our Story, a KMG Internet website discussion, used by KMG America Corporation, from time to time on or after September 7, 2007, relating to the execution of the Agreement and Plan of Merger, dated September 7, 2007, by and among KMG America Corporation, Humana Inc. and HUM VM, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:   September 10, 2007

KMG America Corporation

By:	/s/ James E. Nelson
James E. Nelson Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.:	Description:

99.1	Joint press release, issued by KMG America Corporation and Humana Inc. on September 7, 2007, announcing the execution of the Agreement and Plan of Merger, dated September 7, 2007, by and among KMG America Corporation, Humana Inc. and HUM VM, Inc.

99.2	Letter to distributors, used by KMG America Corporation, from time to time on or after September 7, 2007, relating to the execution of the Agreement and Plan of Merger, dated September 7, 2007, by and among KMG America Corporation, Humana Inc. and HUM VM, Inc.

99.3	Distributor Q&A, used by KMG America Corporation, from time to time on or after September 7, 2007, relating to the execution of the Agreement and Plan of Merger, dated September 7, 2007, by and among KMG America Corporation, Humana Inc. and HUM VM, Inc.

99.4	Announcement to associates, used by KMG America Corporation, from time to time on or after September 7, 2007, relating to the execution of the Agreement and Plan of Merger, dated September 7, 2007, by and among KMG America Corporation, Humana Inc. and HUM VM, Inc.

99.5	Our Story, a KMG Internet website discussion, used by KMG America Corporation, from time to time on or after September 7, 2007, relating to the execution of the Agreement and Plan of Merger, dated September 7, 2007, by and among KMG America Corporation, Humana Inc. and HUM VM, Inc.